                                                                   EXHIBIT 10.22

                                                                OGS-IMI-C-01-301

                       ORBIMAGE GROUND STATION CONTRACT

                                       FOR

                              NTT DATA CORPORATION

                                     BETWEEN

                            IMAGE MEASUREMENTS, INC.

                                       AND

                           ORBITAL IMAGING COPORATION




                (C) Copyright Orbital Imaging Corporation, 1999
                              All Rights Reserved

                                                        21700 Atlantic Boulevard
                                                                Dulles, Virginia
     [ORBIMAGE GLOBAL IMAGING INFORMATION LOGO]                            20166
                                                        Telephone (703) 406-5800
                                                              Fax (703) 406-5552

--------------------------------------------------------------------------------
                      RESTRICTION ON USE, PUBLICATION, OR
                      DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary to Orbital Imaging Corporation to its subsidiaries, affiliates, or to a third party to which Orbital Imaging Corporation may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as Orbital Imaging Corporation may otherwise agree to in writing. Consistent with the export control regulations of the United States, this document must be returned to Orbital Imaging Corporation within one year from the date of shipment or upon demand by Orbital Imaging Corporation.

                        ORBIMAGE GROUND STATION CONTRACT
                        CONTRACT NUMBER: OGS-IMI-C-01-301

            THIS ORBIMAGE GROUND STATION CONTRACT (the "Contract") is entered into as of July 26, 1999 by and between ORBITAL IMAGING CORPORATION ("ORBIMAGE"), a Delaware corporation, with its principal place of business located at 21700 Atlantic Boulevard, Dulles, Virginia 20166, and IMAGE MEASUREMENTS INC. ("CUSTOMER"), a Japanese corporation, with its principal place of business located at Nishi Shinjuku Sanko Building, 7-22-35, Nishi Sinjuku, Tokyo, Japan.

                                    RECITALS

            WHEREAS, CUSTOMER desires to purchase a turnkey ORBIMAGE Ground Station ("OGS") capable of OrbView-3 and OrbView-4 data reception, recording, archiving, cataloging, ordering and product generation for the panchromatic and multispectral sensors on the OrbView-3 and OrbView-4 satellites; and

            WHEREAS, CUSTOMER intends to purchase the OGS System on behalf of NTT Data Corporation ("NTT Data"); and

            WHEREAS, upon execution of the On-Site Acceptance Certificate (as described herein) and payment in full for the OGS, CUSTOMER shall transfer title to the OGS, and assign all of its rights and obligations under this Contract to NTT Data, including, without limitation, the Licenses described in GC-15; and

            WHEREAS, ORBIMAGE desires to provide said OGS based upon the terms and conditions set forth in this Contract.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1.0             THE CONTRACT

            This Contract shall consist of the Exhibits set forth below, which are hereby incorporated and made part of this Contract by this reference. Any inconsistency between or among this Contract and the Exhibits attached hereto shall be resolved in the following order of precedence:


            (i)         This Contract;

                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

            (ii)        Exhibit A - General Conditions;

            (iii)       Exhibit B - Price Schedule and Payment Terms;

            (iv)        Exhibit C - Statement of Work;

            (v)         Exhibit D - Technical Specification.

            (vi)        Exhibit E - Contract Data Requirements List (CDRL)

            (vii)       Exhibit F - Preliminary List of Contract Deliverables

ARTICLE 2.0             WORK TO BE PERFORMED

            Except as specified elsewhere in this Contract, ORBIMAGE shall furnish all labor, materials, tools, supplies, equipment, transportation, supervision, technical, professional and other services, and, shall serve as the prime integrator and perform integration, delivery, installation and other technical services in accordance with this Contract.

ARTICLE 3.0             CONTRACT TYPE, EFFECTIVE DATE; PERIOD OF PERFORMANCE

            (a) Work authorized under this Contract shall be performed on a Firm Fixed Price ("FFP") basis as set forth in Exhibit B.

            (b) The Effective Date of this Contract shall be the date first above written.

            (c) The Period of Performance for this Contract shall be specified in Exhibit B (Price Schedule and Payment Terms). The Period of Performance for this Contract may only be extended in writing by mutual agreement of the parties hereto.

ARTICLE 4.0             CONSIDERATION; LETTER OF CREDIT

            For ORBIMAGE's satisfactory and complete performance of this Contract, CUSTOMER shall pay ORBIMAGE in accordance with the payment terms set forth in Exhibit B (Price Schedule and Payment Terms) hereto. As a condition precedent to ORBIMAGE's commencement of work hereunder, CUSTOMER shall open an irrevocable letter of credit valid through December 31, 2001 with Sanwa Bank for the benefit of ORBIMAGE (or its designee) for the full amount of this Contract as set forth in Exhibit B, which letter shall be in such form as is reasonably acceptable to


                                      -2-



                          ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

ORBIMAGE (or its designee). In the event of a dispute, as specified in GC-18, the letter of credit shall be maintained by CUSTOMER until such dispute is resolved.

            IN WITNESS WHEREOF, the parties have caused this Contract to be executed as of the date first above written.


IMAGE MEASUREMENTS INC.                      ORBITAL IMAGING CORPORATION

By:                                          By:
------------------------------               ------------------------------

------------------------------               ------------------------------
Name                                         Name

------------------------------               ------------------------------
Title                                        Title


                                      -3-


                          ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                                                OGS-IMI-C-01-301
                                    EXHIBIT A
                                    ---------

                               GENERAL CONDITIONS

                                       TO

                        ORBIMAGE GROUND STATION CONTRACT

                                       FOR

                              NTT DATA CORPORATION

                                     BETWEEN

                            IMAGE MEASUREMENTS, INC.

                                       AND

                           ORBITAL IMAGING COPORATION

                (C) Copyright Orbital Imaging Corporation, 1999
                              All Rights Reserved

                                                        21700 Atlantic Boulevard
                                                                Dulles, Virginia
     [ORBIMAGE GLOBAL IMAGING INFORMATION LOGO]                            20166
                                                        Telephone (703) 406-5800
                                                              Fax (703) 406-5552

--------------------------------------------------------------------------------
                      RESTRICTION ON USE, PUBLICATION, OR
                      DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary to Orbital Imaging Corporation to its subsidiaries, affiliates, or to a third party to which Orbital Imaging Corporation may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as Orbital Imaging Corporation may otherwise agree to in writing. Consistent with the export control regulations of the United States, this document must be returned to Orbital Imaging Corporation within one year from the date of shipment or upon demand by Orbital Imaging Corporation.

                        ORBIMAGE GROUND STATION CONTRACT
                        CONTRACT NUMBER: OGS-IMI-C-01-301

                                    EXHIBIT A
                               General Conditions
                               ------------------
GC-1           DEFINITIONS

            As used in this Contract, each of the following terms has the meaning set forth thereafter, such meaning to be equally applicable both to the singular and plural forms of the terms herein defined:

"Acceptance Test Procedures" or "ATPs" means the procedures developed to test the Technical Specifications of the OGS System as required under this Contract, which can be designated by ORBIMAGE as "Factory," "On-Site," "System" or otherwise as appropriate to describe the type of test to be conducted.

"Contract Line Item Number" or "CLIN" means the individual line items available under this Contract as specified in Exhibit B.

"Commercial-Off-The-Shelf" or "COTS" means, for the purposes of GC-14 (Intellectual Property Rights), proprietary software products and/or tools owned or under the control of its respective owner or exclusive licensee that is offered to the public for sale at published prices and includes the availability of post delivery support services at published prices.

"Contract" means this ORBIMAGE Ground Station Contract (i.e., Contract No. OGS-IMI-C-01-301) between ORBIMAGE and CUSTOMER, dated _____________, 1999, and all Exhibits thereto as specified in Article 1.0 of the Contract.

"Contractor Hardware" means hardware owned by ORBIMAGE for which title does not transfer to CUSTOMER.

"Destination Country" means Japan.

"Developed Item" or "DI" means for the purposes of GC-14 (Intellectual Property Rights), a software program or tool developed by ORBIMAGE or its Subcontractors for the first time under this Contract.

"Factory Acceptance Certificate" means an official written statement signed by CUSTOMER indicating that part or all of the OGS System has been implemented, completed and tested satisfactorily according to the Factory Acceptance Test in accordance with this Contract.



                                      A-1
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

"Factory Acceptance Test" or "FAT" means the test undertaken at ORBIMAGE's or its Subcontractor's or suppliers' facility to certify that the Supply, Service or Goods meets the functional requirements of Exhibit D (Technical Specification).

"Goods", "Equipment", "Supplies" or "Works" means the System, System Hardware and Software, Firmware, Equipment and relevant documentation and handbooks to be furnished to CUSTOMER or services to be rendered by ORBIMAGE and/or its Subcontractor(s) under this Contract.

"Incoterms" means the international rules for the interpretation of trade terms as published by ICC Publishing SA, 38 Cours Albert 1er, 75008 Paris, France, as first published in 1953 and reprinted in 1967, 1974, 1976, 1980 and in 1990. All shipping terms referred to herein, such as FOB, CIF, CIP and the like means those terms pursuant to Incoterms 1990.

"MacDonald Dettwiler" means MacDonald Dettwiler and Associates Ltd., a Canadian corporation and a subsidiary of Orbital Sciences Corporation.

"Modified COTS" and "Modified NDI" for the purposes of GC-14 (Intellectual Property Rights), refers to Commercial-Off-the-Shelf and Non-Development Items to which significant modifications are made such that the identity, function and form of the original proprietary software product or tool is lost.

"Month" means a Gregorian calendar month.

"Non-Development Item" or "NDI" means for the purposes of GC-14 (Intellectual Property Rights), any existing proprietary software products and/or tools owned by ORBIMAGE or its Subcontractors. With respect to MacDonald Dettwiler, NDI include, without limitation, NDI owned by MacDonald Dettwiler or which MacDonald Dettwiler has developed for the Canadian Government and has been granted exclusive rights to by the Canadian Government.

"NSP" means not separately priced.

"NTT Data Corporation" or "NTT Data" means the corporation organized and existing under the laws of Japan, appointed by ORBIMAGE to serve as a distributor of OrbView-3 and OrbView-4 data in the Territory, pursuant to the terms and conditions set forth in the ORBIMAGE Distribution Agreement dated March 18, 1999 between NTT Data and ORBIMAGE.

"OSAT" means on-site acceptance test.

"OGS" has the meaning set forth in the Recitals to the Contract.



                                      A-2
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

"OGS System" means the Hardware, Software, Firmware and Technical Data and includes all other materials/elements that individually or collectively constitute the OGS. The OGS is a turnkey system which receives data from the OrbView-3 and OrbView-4 satellites and stores, retrieves, processes and manipulates such data to form products in accordance with Exhibit D (Technical Specifications).

"On-Site Acceptance Certificate" means an official written statement signed by CUSTOMER indicating that part or all of the OGS System has been implemented, completed and tested satisfactorily according to the On-Site Acceptance Test prescribed in this Contract.

"On-Site" Acceptance Test(s)" or "OSAT" means a test undertaken at a site or field location to certify that the Supply, Service or Goods meets the requirements of Exhibit D (Technical Specification). OSAT includes real time data reception from OrbView-3 or OrbView-4, but does not include the integration of subsystem components required to be provided by CUSTOMER hereunder.

"Period of Performance" has the meaning set forth in Article 3.0(c) of the Contract.

"Provisional Acceptance Certificate" means a written statement signed by CUSTOMER indicating that part or all of the OGS System has been implemented, completed and tested satisfactorily according to the Provisional Acceptance Test prescribed in this Contract.

"Provisional Acceptance Test" or "PAT" means the test undertaken by ORBIMAGE or its Subcontractor(s) to certify that a separate identified part(s) of the Work meets the requirements of this Contract.

"Site" means the actual place or places where the Goods are to be delivered and installed, or where the Work is to be done by ORBIMAGE or its Subcontractor(s).

"Subcontract" means an agreement entered into between ORBIMAGE and another person, company, corporation or other entity for the furnishing of materials and services as a part of the Work.

"Subcontractor" means any party or parties (other than ORBIMAGE) to whom all or any portion of the Goods and Work have been assigned by ORBIMAGE pursuant to a Subcontract.

"Technical Documentation" means any and all designs, technical reports, photographs, drawings, plans, manuals, specifications and computer software relating to the Work.

"Technical Information" means any and all recorded information of a scientific or technical nature relating to the Work, including, without, limitation, experimental and test data, techniques, methods, processes, know-how, inventions, magnetic tape, computer memory printouts or data retained in computer memory, and any other technical data in whatever form presented and whether or not susceptible to copyright.



                                      A-3
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

"Vendor Software" means for the purposes of GC-14 (Intellectual Property Rights), Commercial Off-the-Shelf not owned by ORBIMAGE or its Subcontractors and which is subject to the terms and conditions of licenses granted by the vendor thereof.

"Work" means all things done or required to be done and all operations, duties and obligations executed or to be executed by ORBIMAGE as specified, shown or indicated in this Contract including, without limitation, all extra work, changes, substitutions and variations in Work ordered by CUSTOMER in accordance with this Contract.

GC-2           INDEPENDENT CONTRACTOR

               ORBIMAGE shall act as an independent contractor and not as the agent of CUSTOMER in performing the Contract, maintaining complete control over its employees and all of its Subcontractors. Nothing contained in this Contract or any Subcontract awarded to any Subcontractor by ORBIMAGE shall create any contractual relationship between any such Subcontractor and CUSTOMER. ORBIMAGE shall perform all Work in accordance with its own methods subject to compliance with this Contract.

GC-3           AUTHORIZED REPRESENTATIVES

               (a) Before commencing work under this Contract, ORBIMAGE shall designate one or more person(s) as its authorized representative whom can represent the overall interests of ORBIMAGE under the Contract. ORBIMAGE shall provide the name, address, telephone and facsimile numbers of such representative(s), and of any changes thereto, together with a clear definition of the scope of his/her authority to represent and act for ORBIMAGE, and shall specify any and all limitations of such authority.

               (b) Before ORBIMAGE commences work under this Contract, CUSTOMER shall designate one or more persons as its authorized representatives whom can represent the overall interests of CUSTOMER under the Contract. CUSTOMER shall provide the name, address, telephone and facsimile numbers of such representative, and of any changes thereto, together with a clear definition of the scope of his/her authority to represent and act for CUSTOMER, and shall specify any and all limitations of such authority.

GC-4           NOTICES

               All notices given under this Contract shall be in writing and shall be given by (i) hand delivery, (ii) facsimile, (iii) by a recognized international overnight courier guaranteeing at least three-day delivery or (iv) by registered or certified mail, return receipt requested and postage


                                      A-4
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION
prepaid (if available), to the persons set forth below. All such notices shall be deemed to have been duly given: (i) when receipt acknowledged, if faxed; (ii) five (5) business days after the date of mailing by sender, or (iii) the date of actual receipt, if given by hand or international courier.

               If to CUSTOMER:

                        Image Measurements Inc.
                        Nishi Shinjuku Sanko Bldg., 7-22-35
                        Nishi Shinjuku, Tokyo, JAPAN
                        Attn: OGS Program Manager
                        Telefax: 81-3-3365-3646

               If to ORBIMAGE:

                        Orbital Imaging Corporation
                        21700 Atlantic Boulevard
                        Dulles, Virginia, 20166, USA
                        Attn:  Program Manager
                        Telefax:  (703) 404-8061

GC-5           WARRANTY

               (a) ORBIMAGE warrants that the Equipment purchased for the OGS System shall be of new material and of the stated performance at the time the order is placed with the Suppliers and Vendors.

               (b) ORBIMAGE hereby warrants for a period of twelve (12) months from the date of the successful completion of the On-Site Acceptance Test for the OGS System, as evidenced by the issuance of an On-Site Acceptance Certificate in accordance with the Contract, that the overall performance of the OGS System will be in accordance with the Technical Specifications set forth in Exhibit D. The foregoing warranty does not apply to damage or defects attributable to negligence or misuse of the OGS System, including, without limitation, any Goods, on the part of CUSTOMER or its agents, or repair or alteration of the OGS System (including Goods) by CUSTOMER or its agents not in accordance with ORBIMAGE's procedures and/or instructions.

               (c) ORBIMAGE hereby warrants for a period of twelve (12) months from the date of the successful completion of the On-Site Acceptance Test for the OGS System, as evidenced by the issuance of an On-Site Acceptance Certificate in accordance with the Contract, that the Goods are free from defects arising out of faulty or defective material or components, including, without limitation, software design and inferior workmanship, excluding normal wear and tear.


                                      A-5
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

               (d) Notice of all claimed defects must be provided in writing to ORBIMAGE within the warranty period. ORBIMAGE shall determine after inspection that the Goods were in fact, defective, and shall then promptly repair or replace such Goods to conform with the applicable Technical Specifications set forth in Exhibit D without any charge. ORBIMAGE shall at its option repair the defective Goods on-site or have the said Goods returned to the original supplier's facility. All shipping and insurance costs associated with shipment of these items by CUSTOMER to ORBIMAGE shall be paid by ORBIMAGE, unless ORBIMAGE determines that the damage or defects were attributable to negligence or misuse of Goods on the part of CUSTOMER or its agents. The warranties set forth herein is CUSTOMER's sole and exclusive remedy against ORBIMAGE for damaged or defective Goods.

               (e) CUSTOMER ACKNOWLEDGES AND AGREES THAT (I) THE LIMITED WARRANTY SET FORTH IN THIS GC-5 IS THE SOLE AND EXCLUSIVE WARRANTY MADE BY ORBIMAGE, (II) IS IN LIEU OF ALL OTHER WARRANTIES, AND (III) THAT ORBIMAGE DOES NOT MAKE, NOR SHALL BE DEEMED TO HAVE MADE, ANY OTHER WARRANTIES, GUARANTEES OR REPRESENTATIONS OF ANY NATURE WHATSOEVER WITH RESPECT TO THE CONTRACT, THE OGS SYSTEM OR ANY OF THE GOODS OR SERVICES BEING PROVIDED PURSUANT TO THE CONTRACT, WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FUNCTION AND WHETHER ARISING OUT OF STATUTE, LAW, EQUITY, COURSE OF DEALING, USAGE OF TRADE OR OTHERWISE.

GC-6           INSURANCE

               Without limitation to its obligations and responsibilities under this Contract, ORBIMAGE shall obtain insurance against loss or damages in such forms as prescribed below;

               (a)      Freight and Transport and Installation Insurance.

               ORBIMAGE shall obtain insurance for each shipment to the Site by inland and/or overseas transportation, from the factories or any other originating places of Goods outside or within the Destination Country, including temporary storage and local manufacturing under the following provisions:

                        (i) The insurance coverage amount shall be based upon
            the price of the Goods (in US dollars) added to the freight and cost of insurance (cost insurance freight) and in-country transportation costs.


                                      A-6
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                        (ii) Insurance will be against "All Risks" of physical
            loss or damage from any external cause including strikes, riots and civil commotions risks in accordance with standard insurance industry provisions.

               The above insurance will be extended to cover installation, testing and demonstration, as applicable, or until which time the On-Site Acceptance Certificate is executed by CUSTOMER.

               (b)      Third Party Liability Insurance.

               ORBIMAGE shall obtain insurance against all damage to CUSTOMER's and/or third-party's property resulting directly from the Work done by ORBIMAGE. ORBIMAGE's liability shall be limited to One Million Dollars (US$1,000,000) per occasion for both property damage and personnel injury, including death. In the event of such loss or damage, ORBIMAGE shall provide similar Goods as replacement and such Goods shall conform to the specifications set forth herein.

            (c)         System Outages and Failure.

               (i) In the event that the OrbView-3 satellite fails prior to the date on which it is declared to be operational by ORBIMAGE, and upon written demand by ORBIMAGE, CUSTOMER shall promptly return all delivered Works to ORBIMAGE and upon receipt of such Works, ORBIMAGE shall reimburse CUSTOMER for the cost of returning such Works.

               (ii) Notwithstanding the foregoing, if prior to any such failure CUSTOMER uses the Works, or any portion thereof furnished under this Contract for any purpose at any time, such use shall acknowledge CUSTOMER's acceptance of the OGS System and shall enable ORBIMAGE to present the On-Site Acceptance Certificate for immediate payment. However, ORBIMAGE shall have the option to require CUSTOMER to return such Works to ORBIMAGE. Upon written demand by ORBIMAGE, CUSTOMER shall promptly return all delivered Works to ORBIMAGE and upon receipt of such Works, ORBIMAGE shall reimburse CUSTOMER for the cost of returning such Works.

               (iii) In the event ORBIMAGE has delivered Works to CUSTOMER but is unable to complete OSAT, ORBIMAGE shall have the right in its sole discretion to immediately recover all delivered Works. Upon written demand by ORBIMAGE, CUSTOMER shall promptly return all delivered Works to ORBIMAGE and upon receipt of such Works, ORBIMAGE shall reimburse CUSTOMER for the cost of returning such Works.

GC-7           LIMITATION OF LIABILITY

            (a) ORBIMAGE'S ENTIRE LIABILITY TO CUSTOMER FOR ANY AND ALL CLAIMS, DAMAGES, LOSSES, COSTS, EXPENSES OR OTHER LIABILITIES OF ANY


                                      A-7
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, PATENT INDEMNIFICATION CLAIMS AND ATTORNEYS' FEES, INCURRED BY CUSTOMER IN CONNECTION WITH THIS CONTRACT OR AS A RESULT OF ORBIMAGE'S OR ITS SUBCONTRACTOR'S PERFORMANCE OF THIS CONTRACT SHALL NOT EXCEED THE TOTAL PRICE ACTUALLY PAID BY CUSTOMER FOR THE OGS SYSTEM.

            (b) ORBIMAGE shall not be held liable for bodily injury, property damage or other losses sustained by third parties (including the employees and agents of CUSTOMER), which may arise in consequence of the execution and/or completion of the Work, nor for damage inflicted or loss sustained in respect of the equipment or of any property of CUSTOMER, unless such injuries, damages or losses are due to the sole negligence of ORBIMAGE or its Subcontractors.

               (c) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ORBIMAGE HAVE ANY LIABILITY OR OBLIGATION TO CUSTOMER UNDER THIS CONTRACT FOR LOSS OF USE, REVENUE OR PROFIT, BUSINESS INTERRUPTION, OR FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES HEREUNDER, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, EVEN IF ORBIMAGE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

GC-8           FORCE MAJEURE

               (a) If there is a delay in production of any part of the Goods or non-performance of the Work due to causes beyond either party's control, including the consequences of the Modification or the OGS System testing, then in any such case either party shall, for the duration of any such causes, be relieved of its obligations to produce the part of the Goods and/or Work thereby affected, but the provisions of this Contract shall remain fully valid with regard to the development, integration, installation and testing of those parts of the Goods and Work not affected by such causes.

               (b) If either party at any time has reason to believe that the Period of Performance will need to be extended by virtue of Force Majeure such as an act of God or public enemy, governmental acts, including, without limitation, any governmental, regulatory or administrative measures, including export control license requirements, that impede, or otherwise delay, the performance of the obligations of either party hereto, fire, flood, earthquake, landslide or other damage to roads, epidemics, quarantine restrictions, strike, lockout, sabotage, combination of workmen and freight embargoes, then the party so affected shall promptly notify the other party within seven (7) business days of the occurrence of such event and shall subsequently specify in writing the actual period of delay so caused by the factor which was beyond its control, accompanied by appropriate supporting evidence in the form of written statements and documentation.


                                      A-8
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

               (c) In the case of Force Majeure as stated above, both parties shall be entitled to suspend execution of this Contract until such time the Force Majeure no longer exists. In the event that such case occurs, each party shall properly protect and secure the Goods currently under its possession and continue to do so during the entire period of suspension. If such protection and securing of the Goods is deemed impracticable by either party, such party shall promptly notify the other party in writing stating in detail the reasons preventing such security. Both parties agree to make reasonable commercial efforts in reaching resolution to the matter

               (d) In the event such Force Majeure results in a three (3) month continuous delay, the parties hereby agree to review the terms and conditions for performance under this Contract and mutually determine if the agreement needs to be extended, amended or terminated in whole or in part. Any amendment or modification hereof as a result of such Force Majeure shall be in writing by mutual agreement of the parties. Should such suspension last more than a period of nine (9) continuous months, either party hereto shall be entitled to terminate this Contract with respect to the remaining work thereby affected, and shall give written notice of termination by registered mail to the other party. In the event of such termination, CUSTOMER shall pay ORBIMAGE for all Goods already shipped to Country and the cost of the Work executed prior to the date of termination. All other expenses incurred by ORBIMAGE as a result of such termination of this Contract, shall be resolved by an equitable adjustment upon mutual agreement of the parties.

GC-9           DEFAULT

               (a) CUSTOMER may, by written notice of default to ORBIMAGE, terminate this Contract in whole or in part if ORBIMAGE:

                   (i) is delayed beyond December 31, 2001 in performance of
            this Contract, for causes other than Force Majeure;

                   (ii) notifies CUSTOMER that it is unable to complete
            performance or deliver any of the Goods or Work required under this Contract;

                   (iii) commits any material breach or fails to comply or
            observe any article or provision set forth in this Contract; or

                   (iv) becomes insolvent, requests its creditors for a
            moratorium, or files a voluntary petition in bankruptcy, or shall be adjudicated as bankrupt pursuant to an involuntary petition.

               (b) CUSTOMER's right to terminate this Contract may be exercised if ORBIMAGE does not submit a formal correction plan within thirty (30) days after receipt of such notice. Such correction plan must describe in detail ORBIMAGE's recovery schedule and completely address all issues surrounding the potential default. If, in the reasonable opinion of CUSTOMER, the correction plan is


                                      A-9
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION
deemed to substantially jeopardize the success of the project, and it defeats the objectives of this Contract, CUSTOMER may terminate the contract in whole or in part.

            (c) If the On-Site Acceptance Test(s) cannot be accomplished on or before December 31, 2001, including installation and operation according to the Contract schedule which shall necessarily include any extensions thereto pursuant to an amendment to the Contract under GC-19 (Changes in Work), and provided CUSTOMER causes no delay in ORBIMAGE's ability to maintain schedule or to perform OSAT as described in GC-9 (e) herein, CUSTOMER shall promptly return all delivered Works and neither party shall have any liability to the other of any nature whatsoever hereunder.

               (d) Any action taken by CUSTOMER under this GC-9 shall not effect ORBIMAGE's right to dispute such action pursuant to GC-18 (Dispute Resolution and Arbitration). If, after notice of termination for default has been issued by CUSTOMER, it is determined by CUSTOMER that the notice was invalid in whole or in part, or that the default was beyond the reasonable control of ORBIMAGE or its authorized Subcontractor(s), such notice of termination shall be deemed to have been issued pursuant to GC-19 (Changes and Extra Work) and both parties hereby agree to negotiate an equitable adjustment for continuation of the Work or a final settlement for termination without cause.

            (e) If following FAT, CUSTOMER causes any delay which results in ORBIMAGE's inability to maintain schedule or to perform OSAT for a period exceeding thirty (30) days, CUSTOMER hereby agrees to pay ORBIMAGE the following: 1) a $10,000 per day fee assessment for any schedule delay prior to OSAT; and 2) upon OSAT, a payment of 80% of the total contract value for any delay of OSAT. The official OSAT date, shall be as specified in the contract schedule, or as amended by mutual agreement in writing by the parties, and in no event shall OSAT be earlier than fifteen (15) months after the Effective Date of this Contract. Such causes for delay shall include, but are not limited to: failure to provide any of the necessary facilities as specified in GC-20; failure to obtain or delay in obtaining all necessary permits and licenses specified in GC-15 (b). In no event shall the cumulative delays extend beyond December 31, 2001.

GC-10          TRANSFER AND SUBLETTING

               (a) ORBIMAGE shall not transfer, sell, sublet or otherwise dispose of this Contract or any part hereof without the previous written consent of CUSTOMER which shall not be unreasonably withheld, except that ORBIMAGE shall have the right to assign or subcontract all or any part of the Work to a wholly-owned subsidiary or affiliated company of ORBIMAGE, including, without limitation, MacDonald Dettwiler, pursuant to a Subcontract. ORBIMAGE shall also have the right, for the purpose of performing its duties under this Contract, to undertake normal purchasing and subcontracting to acquire Goods and Services necessary to complete the Work.


                                      A-10
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

               (b) ORBIMAGE shall not be relieved from any liability or obligation under this Contract and ORBIMAGE shall be solely responsible for the acts, defaults and neglects of any Subcontractor and its servants or agents as fully as if they were the acts, defaults or neglects of ORBIMAGE. Nothing contained herein shall be deemed to create any contractual relations or commitments between any Subcontractor and CUSTOMER.

GC-11          TITLE TO GOODS AND SERVICES; RISK OF LOSS; LICENSED USE

            (a) Except as may otherwise be provided herein, CUSTOMER shall acquire title to all of the Goods and Services to be provided by ORBIMAGE in performance of this Contract. Promptly upon completion of OSAT and payment in full for the OGS as provided in Exhibit B, CUSTOMER shall assign its right, title and interest in and to the OGS to NTT Data, together with all of its rights and obligations under this Contract, including, without limitation, the Licenses described in GC-15, pursuant to a written instrument of assignment satisfactory to ORBIMAGE in its reasonable discretion. NTT Data shall have no further right to assign the OGS System to any other entity without the advanced written approval of ORBIMAGE.

ORBIMAGE warrants to CUSTOMER that it has good and marketable title to all of such Goods and Services, and that they are and shall be free of and from any claims, liens, charges or encumbrances of any kind. Title to such Goods and Services shall pass to CUSTOMER upon receipt and acceptance at the place or places designated herein as evidenced by its issue of an On-Site Acceptance Certificate by CUSTOMER. Acceptance shall only be accomplished after receipt, inspection and approval of the Goods and Services by CUSTOMER, and CUSTOMER shall at all times have the right of inspection and be allowed a reasonable time therefor. Subject to the provisions in GC-9 (e), until such title has passed to CUSTOMER, the risk of loss to such Goods and Services shall at all times remain with ORBIMAGE or the applicable Subcontractor.

If CUSTOMER uses any portion of the Works prior to OSAT, CUSTOMER shall be deemed to have accepted the OGS System and ORBIMAGE shall be entitled to present the On-Site Acceptance Certificate for immediate payment in full of the entire price of the OGS System, which shall include all exercised CLINs, in accordance with Exhibit B. In such event, CUSTOMER shall execute the On-Site Acceptance Certificate immediately upon ORBIMAGE's request therefor.

               (b) If any of the Goods and Services do not conform to the requirements of this Contract, CUSTOMER may reject any or all of the Goods and Services. Any approval by CUSTOMER of part of the Goods and Services shall not relieve ORBIMAGE of its obligations under this Contract. Rejected goods may at the option of CUSTOMER, be held for ORBIMAGE's disposition instructions or returned to ORBIMAGE.


                                      A-11
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

               (c) With respect to those Goods and Services required to be delivered by ORBIMAGE to CUSTOMER, but for which title shall not pass to CUSTOMER, including, without limitation, Contractor Hardware and Software and documentation, and Vendor Software and Vendor documentation, ORBIMAGE shall grant CUSTOMER a sublicense to use such Goods and Services solely as specifically set forth in GC-15. The sublicense fees to be paid by CUSTOMER to ORBIMAGE for said Sublicenses are included in CLIN 0001 of Exhibit B.

            (d) In the event that any Japanese governmental authority (whether national, regional or local) imposes or seeks to impose any withholding or similar taxes on ORBIMAGE on any portion of the OGS System price set forth in CLIN 0001 of Exhibit B based on the sublicense fees described in GC-11 (c), CUSTOMER shall indemnify and hold harmless ORBIMAGE for the full amount of any such withholding or similar taxes in excess of the first $250,000 of said OGS System price.

GC-12          SYSTEM SUPPORT SERVICES OPTION

After the initial twelve month warranty period, CUSTOMER shall have the option to purchase system support services for the maintenance of the OGS System from ORBIMAGE or its designee on a yearly basis under a separate system support services contract. A description of these services is contained in Exhibit C (the SOW), Section 4.6. CUSTOMER must exercise its option to purchase each yearly system support services contract at least ninety (90) days before the commencement of the applicable year. The price for yearly system support services contracts are set forth on Exhibit B (Price Schedule and Payment Terms). Among other things, the system support services contract will provide that any software releases required to maintain the continued operation of the Developed Items, Modified Commercial-Off-The-Shelf (excluding Vendor Software) and Modified Non-Development Items at the levels specified in Exhibit D (Technical Specification) will be provided to CUSTOMER at no cost during the term of the Distribution Agreement. CUSTOMER acknowledges that enhancements to Developed Items, Modified Commercial-Off-The-Shelf (excluding Vendor Software) or Modified Non-Development Items that add new features to Developed Items, Modified Commercial-Off-The-Shelf (excluding Vendor Software) or Modified Non-Development Items, as the case may be, or implement old features in new ways shall not be covered by the system support services contract, it being understood that CUSTOMER would have to purchase any such enhancements.

GC-13          INDEMNITY FOR PATENT INFRINGEMENT

               In the event any cause, action, suit, proceeding or claim is brought against CUSTOMER based upon actual or alleged infringement of United States, Canadian or foreign letters patent, copyright, trade secret, or trademark, or proprietary rights of others and resulting from sale or use of the Goods or Services provided in this Contract by ORBIMAGE, ORBIMAGE shall at all times



                                      A-12
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION
defend, indemnify and hold harmless CUSTOMER from and against all damages, costs and expenses, including, without limitation, reasonable attorneys' fees and costs CUSTOMER may sustain, pay, or incur as a result thereof. CUSTOMER will provide ORBIMAGE with prompt written notice of any such claim, and will cooperate fully with ORBIMAGE in furtherance of ORBIMAGE obligations herein. ORBIMAGE obligations herein shall not apply to liabilities resulting from CUSTOMER provided designs or specifications.

GC-14          INTELLECTUAL PROPERTY RIGHTS

               (a) ORBIMAGE or its applicable Subcontractors shall have ownership and unrestricted rights in all Developed Items, Modified Commercial-Off-The-Shelf (excluding Vendor Software) and Modified Non-Development Items developed under this Contract. Upon payment in full of the Contract price as set forth in Exhibit B, ORBIMAGE shall grant, or shall cause its applicable Subcontractor to grant, CUSTOMER a non-exclusive sublicense to use such Developed Items, Modified Commercial-Off-The-Shelf (excluding Vendor Software) and Modified Non-Development Items developed under this Contract, and all supporting documentation, solely for OrbView-3 and OrbView-4 data reception, recording, archiving, cataloging, ordering and product generation for the panchromatic and multispectral sensors on the OrbView-3 and OrbView-4 satellites during the term of that certain ORBIMAGE Distribution Agreement executed on March 18, 1999 between ORBIMAGE and NTT DATA Corporation (the "Distribution Agreement"). The term of the sublicense shall automatically terminate upon expiration of the Distribution Agreement, or the termination of the Distribution Agreement for any reason, without any further action required of ORBIMAGE or CUSTOMER. Upon such expiration or any termination thereof, CUSTOMER shall promptly destroy licensed property and provide proof of such destruction to ORBIMAGE, and shall make no copies of, all such Developed Items, Modified Commercial-Off-The-Shelf (excluding Vendor Software) and Modified Non-Development Items developed under this Contract for which a sublicense was granted to CUSTOMER pursuant to this GC-14.

               (b) Any Vendor Software furnished by ORBIMAGE shall be in accordance with the vendor's standard license for such items, except that ORBIMAGE shall make, at the request and expense of CUSTOMER, reasonable efforts to negotiate the terms and conditions of any such licenses where it is deemed to be in the best interests of the project to do so.

               (c) Copyright in and title to the Software at all times remains vested exclusively in ORBIMAGE or, as applicable, a Subcontractor or any third party licensor.

GC-15          PERMITS AND LICENSES



                                      A-13
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

               (a) ORBIMAGE shall obtain and maintain all registration licenses and permits outside of the Destination Country, including United States export licenses for the OGS System and other U.S. licenses or permits necessary for the operation and use of the OGS System.

               (b) CUSTOMER shall obtain and maintain all registration licenses, frequency authorizations, and permits inside of the Destination Country necessary for the operation and use of the OGS System. CUSTOMER shall assist ORBIMAGE in obtaining all visas and/or work permits in the Destination Country necessary or convenient for the performance of On-Site Work. CUSTOMER shall also provide all reasonable support required by ORBIMAGE to secure and maintain export permits, including, without limitation, the CUSTOMER Certificate if required for the OGS System.

               (c) ORBIMAGE shall assist CUSTOMER in obtaining visas and permits for CUSTOMER personnel who are required to visit the United States, Canada or any other country outside of the Destination Country for training and OGS System tests.

GC-16                   WAIVER

            Waiver by either party hereto of the strict performance of any term, condition, covenant, or agreement in the Contract shall not of itself constitute a waiver of or abrogate such term, condition, covenant or agreement, nor be a waiver of any subsequent breach of same, or any other term, condition, covenant or agreement.

GC-17                   CONFIDENTIAL INFORMATION

            ORBIMAGE and CUSTOMER agree to receive and maintain as proprietary and confidential, all Confidential Information and Industrial Property received from the other and to protect same from disclosure to others or use by itself or others for any purpose inconsistent with this Contract, without the prior written consent of the other. Confidential Information and Industrial Property shall be marked with the appropriate legend at time of disclosure. For purposes of this Contract, "Confidential Information and Industrial Property" shall include, without limitation, information or property falling within the scope of ORBIMAGE's or CUSTOMER's, as the case may be, patents, copyright, trade secrets, technical data, know-how or business information conveyed in written, graphic or other permanent tangible form; or if conveyed orally, if promptly reduced to a permanent tangible form and shall also include all information received by ORBIMAGE or CUSTOMER, as the case may be, under an obligation of secrecy or confidentiality, but shall not include information which: (i) was already known to the receiving party and without an obligation of secrecy at the time of disclosure under this Contract, or (ii) is lawfully in the public domain at the time of disclosure under this Contract, or becomes lawfully within the public domain but only after such time, or (iii) after disclosure is lawfully obtained by the receiving party from another source without restriction upon disclosure.



                                      A-14
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

GC-18                   DISPUTE RESOLUTION AND ARBITRATION

            (a)         Dispute Resolution.

            The parties hereto agree that in the event any dispute, controversy, difference or disagreement (a "dispute") may arise from time to time between the parties under or out of this Contract, then the following course of action set forth herein shall be initiated in order to resolve such dispute.

                        (i) A dispute originating from CUSTOMER shall be
            reviewed and certified in writing by the CUSTOMER's designated representative and any dispute originating from ORBIMAGE shall be reviewed and certified in writing by the ORBIMAGE Contracting Officer. The party initiating the dispute shall notify the other party's designated representative as to the nature of the dispute, whereupon that person shall respond with a decision within ten (10) days. At no time will work under the Contract cease as the result of a dispute between the parties. Any disputes regarding changes in Work pursuant to this Contract shall be initiated prior to any authorization to proceed with such change. Work will continue based upon the CUSTOMER's designated representative's decision pending final resolution of any dispute. The CUSTOMER's designated representative shall not have the power to resolve any dispute finally, but in order to facilitate his role in attempting to solve such disputes, the parties shall respond to his reasonable requests to meet and present arguments and evidence bearing upon or supporting their positions in the particular matter.

                        (ii) If the designated representative(s) shall fail to
            resolve any dispute to the satisfaction of the parties within seven
            (7) days of its submission, the dispute shall be referred to a panel (hereinafter called the "Special Panel") comprising of a delegate ("Delegate") from each party appointed in writing. Each Delegate will be a Senior Manager or Vice President of the respective party and shall have full authority to commit the party to a final and binding resolution of the dispute. Within fourteen (14) days after said notice is delivered, the Special Panel shall meet and resolve the dispute by a decision and such decision shall be final and binding upon the parties. If no decision resolving the dispute is made by the Special Panel within fourteen (14) days or such longer period as may be mutually agreed, the dispute shall be declared irreconcilable and will proceed to binding arbitration and the following procedure shall apply.

            (b)         Arbitration.


                                      A-15
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

            Any and all disputes, disagreements, or questions, be they fact or law, which may arise between CUSTOMER and ORBIMAGE in connection with the interpretation of any provision of this Contract or the compliance or non-compliance therewith, or the validity or enforceability thereof, or the performance or non-performance of either party to the Contract and which cannot be amicably settled by the parties as set forth above in this GC-18 within thirty (30) days of notification by one party to the other in writing, shall be adjudicated in Washington, D.C., USA by the American Arbitration Association
(AAA) in accordance with the International Rules of the AAA then in effect (to the extent not modified by this GC-18), by a Board of Arbitration consisting of three (3) members, the decision of which shall be final and binding upon both parties. The parties agree that the sole method for resolving disputes hereunder shall be as provided in this GC-18.

                        (i) Each party shall, within thirty (30) days of the end
            of the aforesaid thirty (30) day period, appoint one arbitrator, and the two arbitrators thus appointed shall forthwith designate a third arbitrator. Such designation of third arbitrator shall occur within thirty (30) days of the appointment of the two arbitrators.

                        (ii) In the event the two arbitrators thus selected
            cannot agree upon a third arbitrator, or if either party fails to appoint its arbitrator within the prescribed time, the deadlock shall be referred to the AAA who shall promptly designate the arbitrator(s), and the arbitrator(s) shall be accepted unconditionally by both parties.

                        (iii) The decision of the arbitrators may be entered in
            any court of competent jurisdiction and execution entered thereupon forthwith.

                        (iv) Each party shall bear the cost of preparing its own
            case. The Board of Arbitrators shall determine as to who shall bear the cost of arbitration.

                        (v) The law of the Commonwealth of Virginia shall apply,
            without giving effect to the conflict of law rules thereof or the Convention on Contracts for the International Sale of Goods.

                        (vi) The language of the arbitration shall be English.

                        (vii) Notwithstanding the foregoing subparagraphs (i)
            through (vi) inclusive, either party may seek injunctive relief from a court having jurisdiction to prevent infringement or damage to Confidential Information and Industrial Property Rights protected under this Contract.


                                      A-16
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                        (viii) Pending settlement of any dispute or disagreement
            under this GC-18, including arbitration, and so long as CUSTOMER fully maintains the irrevocable letter of credit as required under
            Article 4.0 of this Contract, ORBIMAGE shall proceed diligently with the performance of the Work, unless the CUSTOMER delivers a notice of suspension or termination in accordance with the terms of this Contract.

GC-19                   CHANGES AND EXTRA WORK

            (a) CUSTOMER may at any time direct in writing any change in the Work within the general scope of this Contract.

            (b) If at any time ORBIMAGE believes that other acts or omissions of CUSTOMER constitute a change to the Work not identified as such, ORBIMAGE shall notify CUSTOMER in writing within thirty (30) days. CUSTOMER will either issue a change or determine that a change is not required and notify ORBIMAGE accordingly.

            (c) If any change or extra work direction causes an increase or decrease in ORBIMAGE's costs, or the time required for the performance of Work under this Contract, an equitable adjustment shall be made in the contract price or schedule or both and in such other provisions of the Contract as may be affected, and the Contract shall be modified in writing accordingly. Unless otherwise directed by CUSTOMER, ORBIMAGE shall perform changes so that all requirements of the Contract shall be met.

            (d) Changes shall not include Work reasonably required to complete the design, supply, installation and test of the OGS System in accordance with standard engineering practices, which have been or reasonably should have been anticipated and included in the original total estimated price.

            (e) Any claim for an adjustment under this GC-19 must be asserted in writing within forty-five (45) days following ORBIMAGE's receipt of a written change. Such claim will include a complete and detailed calculation of costs and a revised schedule in order to permit evaluation by CUSTOMER. At all times ORBIMAGE shall keep accurate records of the actual costs of performing each change. A failure to agree on an equitable adjustment shall be deemed to be a dispute within the meaning of GC-18 (Dispute Resolution and Arbitration).

            (f) When any adjustment to the contract price, schedule, performance or any other provision has been agreed, a written amendment to the Contract shall be prepared and executed by both parties.

GC-20           PURCHASER FURNISHED UTILITIES, FACILITIES, AND SERVICES



                                      A-17
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

            In addition to the items designated in Exhibit C (SOW), the CUSTOMER shall provide the following for use by ORBIMAGE and its Subcontractors in support of the installation and testing activities associated with furnishing the OGS System:

                        (i) Buildings, building services and utilities suitable
            to accommodate and support the operation of the OGS System within the operating environment for each item of Equipment furnished as a part of the OGS System.

                        (ii) All permits required by government authorities of
            the Site whether local or otherwise, required to or necessary to allow any installation or operations of the OGS System.

                        (iii) Unrestricted access to the Site at which the OGS
            System is located, or is to be located, solely for the purpose of performing its obligations hereunder.

                        (iv) Supply of telephone lines, toilet facilities and the like to support the installation works.

GC-21                   DELIVERY, RISK, SECURITY INTEREST

            (a) ORBIMAGE shall arrange shipping for and on behalf of the CUSTOMER, to deliver the Goods to the CUSTOMER facility. The Equipment and the Software will be shipped:

                        (i) if by Air Freight; delivery by a common carrier to CIP point; and

                        (ii) if by Ocean Freight; delivery by a common carrier to CIF point.

            (b) The CUSTOMER as importer, shall effect custom clearance and pay all import duties, withholding taxes, tariffs and any other taxes or duties associated therewith. ORBIMAGE shall be responsible for all insurance and transportation charges from port of entry (after customs clearances have occurred) to the CUSTOMER's facilities.

            (c) Any demurrage arising from customs clearances shall be to the account of CUSTOMER. Any demurrage resulting from improperly prepared shipping documents on the part of the ORBIMAGE shall be to the account of ORBIMAGE.

            (d) So long as there remains any unpaid amount by CUSTOMER to ORBIMAGE, ORBIMAGE or its applicable Subcontractor shall retain title in the Equipment, and the Equipment shall remain personal property. During such period, CUSTOMER will not permit, allow, or suffer the attachment of any lien, charge or encumbrance of any kind to the Equipment, nor so


                                      A-18
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION
incorporate the Equipment in real property that it loses its identity as personal property. CUSTOMER will promptly pay when due all assessments, levies, fees, taxes, duties or other charges against the Equipment or its use.

            (e) Upon payment at shipping, CUSTOMER shall obtain a security interest in the Equipment equal to the payment made by CUSTOMER but ORBIMAGE shall at all times maintain full title, custody and control of such Equipment until title shall pass pursuant to GC-11 (Title to Goods and Services; Risk of Loss; Licensed Use).

GC-22                   PACKING AND MARKING

            (a) ORBIMAGE shall utilize best commercial practices in packing the Equipment for overseas shipment so as to avoid damage during transit to destination. ORBIMAGE shall comply with weight and size limitations for standard air transport in accordance with IATA Regulations.

            (b) The Goods shall be packed in durable wooden case(s) or in carton(s), suitable for long distance ocean or airfreight transportation, as applicable, and shall be able to survive storage and transport within a dry container, vessel or building and normal handling during transport.

            (c) At least thirty (30) days prior to Factory Acceptance Testing of the OGS System, CUSTOMER shall provide ORBIMAGE with the actual destination address for delivery of the OGS System.

GC-23                   TRANSPORTATION AND INSURANCE

            (a) All transportation and shipping shall be conducted under the provisions of the "Incoterms 1990." When ready, all equipment along with documents as required by the Contract are to be delivered addressed to:

                        (i)         Shipping Delivery Address:

                                    --------------------------
                                    --------------------------
                                    --------------------------
                                    --------------------------

                        (ii)        Consign to:

                                    --------------------------
                                    --------------------------


                                      A-19
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                    --------------------------
                                    --------------------------

                        (iii)       Shipped by:

                                    Orbital Imaging Corporation
                                    21700 Atlantic Boulevard,
                                    Dulles, Virginia, 20166, U.S.A.

            (b) The waybills issued by public common carrier are acceptable for negotiation purposes. Insurance of the cargo to port of entry will be arranged by ORBIMAGE. Handing over of the equipment will be advised by ORBIMAGE by facsimile to CUSTOMER with full details of the waybill. Along with the equipment, copies of the following documents will be handed over by ORBIMAGE to the carrier:

                        (i)   Five (5) copies of the waybill;

                        (ii) Four (4) copies of ORBIMAGE's detached invoice with itemized unit prices;

                        (iii) Four (4) copies of the Factory Acceptance
            Test Certificate jointly issued by authorized Representatives of CUSTOMER and ORBIMAGE;

                        (iv)  Five (5) copies of the packing list;

                        (v)   Four (4) copies of the insurance policy; and

                        (vi) Two (2) copies of the cablegram advising CUSTOMER of shipping arrangements.

            ORBIMAGE shall provide CUSTOMER with an itemized packing list associated with shipment at least fifteen (15) days in advance of the expected date of shipment.

GC-24                   TARIFFS, DUTIES AND TAXES

            (a) Export tariffs, duties or other taxes or charges levied by the current or future laws of any country outside of the Destination Country concerning the export and shipment of the OGS System shall be paid by ORBIMAGE, and ORBIMAGE shall not demand reimbursement from CUSTOMER for any such payments.

            (b) All tariffs, duties, stamp duties, withholding or like tax and all other taxes of any



                                      A-20
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION
kind and nature which might be imposed on ORBIMAGE with respect to importation of the Goods or by virtue of the performance of the Work in the Destination Country shall be borne by CUSTOMER.

            (c) Payment of any taxes imposed by the Government of the Destination Country on the Contract shall be made directly by the CUSTOMER under the applicable regulations.

            (d) Equipment and Materials brought into the Destination Country by ORBIMAGE or its Subcontractors for carrying out the Contract and to be subsequently re-exported shall be exempted from import duties, levies or taxes. For this purpose, ORBIMAGE shall submit to CUSTOMER the list of such necessary Equipment and Materials before shipment and CUSTOMER shall give any assistance required to obtain the aforementioned exemptions. Any deposits that need to be lodged with the Government of the Destination Country to secure temporary importation of ORBIMAGE's or its Subcontractor's Equipment or Materials shall be provided by CUSTOMER.

            (e) Any Equipment and Material brought into the Destination Country by ORBIMAGE or its Subcontractors for carrying out the Contract, but thereafter disposed of in the Destination Country to the CUSTOMER, shall be taxed at the current Destination Country tariffs or duties to the CUSTOMER.

GC-25                   APPLICABLE LAW

            This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the conflict of law rules thereof or the Convention on Contracts for the International Sale of Goods.

GC-26                   SEVERABILITY; BINDING AGREEMENT

            (a) The validity of remaining articles, sections, provisions, terms and parts of this Contract shall not be affected by the decision of a court, administrative board or any other proceeding of competent jurisdiction determines that an article, section, provision, term, or part of this Contract is illegal, unenforceable, or in conflict with any law, as long as said remaining articles, sections, provisions, terms, and parts can be given reasonable effect in line with the intentions of the parties.

            (b) This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and duly permitted assignees.

            (c) Except as specifically permitted in this Contract, neither party shall have the right


                                      A-21
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION
to assign this Contract without the prior written consent of the other party.

GC-27                   LANGUAGE

            The official language of this Contract shall be the English language. All communications written or otherwise between CUSTOMER and ORBIMAGE in connection with this Contract shall be in the English language.

GC-28                   HEADINGS

               Headings to any of the provisions of the Contract are for convenience only and shall not have the effect of modifying, amending, or altering any provision of the Contract.

GC-29                   ENTIRE AGREEMENT

            This Contract, including the Exhibits hereto, contains the entire understanding between CUSTOMER and ORBIMAGE and supersedes all prior written and oral understandings relating to the subject hereof. Any modification or amendment of this Contract (including the Exhibits hereto) must be in writing and signed by both parties.

GC-30                   WAIVER OF SOVEREIGN IMMUNITY

            Each party hereto (including any assignee or party assuming any rights or obligations under this Contract) unconditionally and irrevocably:

                                    (i)  agrees that the execution, delivery
            and performance by it of this Contract constitutes private and commercial acts rather than public or governmental acts;

                                    (ii) agrees that should any legal
            proceedings be brought against it or its assets in relation to this Contract or any transaction contemplated by this Contract no immunity (sovereign or otherwise) from such legal proceedings shall be claimed by or on behalf of itself or with respect to its assets, to the maximum extent permitted by law;

                                    (iii) to the maximum extent permitted by
            law, waives any such right of immunity (sovereign or otherwise) which it or its assets now has or may acquire in the future; and



                                      A-22
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                    (iv) consents in respect of the enforcement
            of any judgment against it in any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, to the maximum extent permitted by law, the making, enforcement or execution against or in respect of any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

GC-31                   PAYMENTS

            All payments due and payable to ORBIMAGE hereunder shall be paid in U.S. Dollars in immediately available funds to the bank account specified by ORBIMAGE in writing.

GC-32                   COUNTERPARTS

            This Contract may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.



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                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                                              OGS-IMI-C-01-301

                                    EXHIBIT B

                        PRICE SCHEDULE AND PAYMENT TERMS

                                       TO

                        ORBIMAGE GROUND STATION CONTRACT

                                       FOR

                              NTT DATA CORPORATION

                                     BETWEEN

                            IMAGE MEASUREMENTS, INC.

                                       AND

                           ORBITAL IMAGING CORPORATION

                      [*CONFIDENTIAL TREATMENT REQUESTED*]



                                       B-1
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                                               OGS-SOW-01-301

                                    EXHIBIT C

                                STATEMENT OF WORK

                                       TO

                        ORBIMAGE GROUND STATION CONTRACT

                                       FOR

                              NTT DATA CORPORATION

                                     BETWEEN

                            IMAGE MEASUREMENTS, INC.

                                       AND

                           ORBITAL IMAGING CORPORATION

                                    JULY 1999

                      [*CONFIDENTIAL TREATMENT REQUESTED*]

                                       C-1
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                                              OGS-TS-C-01-301

                                    EXHIBIT D

                       PRELIMINARY TECHNICAL SPECIFICATION

                                       TO

                        ORBIMAGE GROUND STATION CONTRACT

                                       FOR

                              NTT DATA CORPORATION

                                     BETWEEN

                            IMAGE MEASUREMENTS, INC.

                                       AND

                           ORBITAL IMAGING CORPORATION

                                  JULY 7, 1999

                      [*CONFIDENTIAL TREATMENT REQUESTED*]

                                       D-1
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                                                OGS-CL-01-301

                                    EXHIBIT E

                         CONTRACT DATA REQUIREMENTS LIST

                                       TO

                        ORBIMAGE GROUND STATION CONTRACT

                                       FOR

                              NTT DATA CORPORATION

                                     BETWEEN

                            IMAGE MEASUREMENTS, INC.

                                       AND

                           ORBITAL IMAGING CORPORATION

                      [*CONFIDENTIAL TREATMENT REQUESTED*]

                                       E-1
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                                    EXHIBIT F

                    PRELIMINARY LIST OF CONTRACT DELIVERABLES

                    FOR THE NTT DATA ORBIMAGE GROUND STATION

                      [*CONFIDENTIAL TREATMENT REQUESTED*]

                                       F-1
                           ORBITAL IMAGING CORPORATION
                    CONFIDENTIAL AND PROPRIETARY INFORMATION